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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 October 4, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                               SEDONA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



 Pennsylvania                   0-15864                     95-4091769
(State or other               (Commission                 (IRS Employer
jurisdiction of                File No.)                Identification No.)
incorporation)



455 South Gulph Road       King of Prussia, PA                 19406
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(Address of principal executive offices)                    (Zip Code)


               Registrant's telephone number, including area code:
                                 (484) 679-2200
               ---------------------------------------------------



                                 Not applicable
          ------------------------------------------------------------
          Former name or former address, if changed since last report)
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ITEM 9.

On October 4, 2001 the Company issued a press release which provided information regarding Company decision to stop certain debenture conversions and requesting SEC and NASD investigation of trading activity.










































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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
  No.
--------

99.1       Press release dated October 4, 2001 regarding debenture conversions.




































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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SEDONA CORPORATION




Dated: October 4, 2001                       By: /s/ William K. Williams
       ---------------                       ----------------------------------
                                             William K. Williams
                                             Vice President and Chief Financial
                                             and Accounting Officer































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